Exhibit 99.1

Forward Looking Statements
In addition to the historical information contained herein, this presentation contains certain forward-looking statements. The reader of this presentation should understand that all such forward-looking statements are subject to various uncertainties and risks that could affect their outcome. The Company's actual results could differ materially from those suggested by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, variances in the actual versus projected growth in assets, return on assets, loan and lease losses, expenses, changes in the interest environment including interest rates charged on loans, earned on securities investments and paid on deposits, competition effects, fee and other non interest income earned, general economic conditions, nationally, regionally, and in the operating market areas of the Company and its subsidiaries, changes in the regulatory environment, changes in business conditions and inflation, changes in securities markets, data processing problems, a decline in real estate values in the Company's market area, the conduct of the war on terrorism, the threat of terrorism or the impact of potential military conflicts and the conduct of war on terrorism by the United States and its allies, as well as other factors. To gain a more complete understanding of the uncertainties and risks involved in the Company's business, this presentation should be read in conjunction with the Company's annual report on Form 10-K for the year ended December 31, 2004, and subsequent quarterly reports on Form 10-Q and current reports on Form 8-K.

NASDAQ Symbol: AMRB
Market Capitalization: $153 million*
Total Assets: $613 million
Number of Offices: 11 Full Service
1 Convenience
Number of Employees: 127
Headquarters: Rancho Cordova, CA
a Suburb of Sacramento
Founded: 1983

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Why is AMRB an Attractive Investment?
Growth opportunities in flourishing markets
Superior asset quality
Excellent core deposit base
Strong performance over time

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Forward-Looking Statements

Forward Looking Statements: Certain statements contained herein are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve risks and uncertainties. Actual results may differ materially from the results in these forward-looking statements. Factors that might cause such a difference include, among other matters, changes in interest rates, economic conditions, governmental regulation and legislation, credit quality, and competition affecting the Company's businesses generally; the risk of natural disasters and future catastrophic events including terrorist related incidents; and other factors discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2005, and in reports filed on Form 10-Q and Form 8-K. The Company does not undertake any obligation to publicly update or revise any of these forward-looking statements, whether to reflect new information, future events or otherwise.

Company Overview

American River Bank

Bank of Amador
Member FDIC
a division of American River Bank

NORTH COAST BANK

NASDAQ Symbol: AMRB

Market Capitalization: $153 million

Total Assets: $613 million

Number of Offices: 11 Full Service
1 Convenience

Number of Employees: 127

Headquarters: Rancho Cordova, CA
a Suburb of Sacramento

Founded: 1983

*As of 5/9/06

American River Bankshares

Why is AMRB an Attractive Investment?

- **Growth opportunities in flourishing markets**
- Superior asset quality
- Excellent core deposit base
- Strong performance over time

Growth Opportunities in Flourishing Markets

American River Bankshares Area Location Map


Sacramento
Santa Rosa
Jackson
San Francisco
Oakland

1 - 5 American River Bank

6 - 8 Bank of Amador

9 - 11 North Coast Bank

★ American River Bankshares

Growth Opportunities in Flourishing Markets

Niches

- Small Business: Sales $1 to $20 million
- Not-for-Profit Organizations
- Building Trades
- Residential Construction
- Commercial Real Estate

Growth Opportunities in Flourishing Markets

Sacramento Metro Area Economy

Unemployment Rate*
4.6%

Population*
1.4 million



CURRENT EMPLOYMENT TRENDS
March 2006 Employment Growth
% change year ago, 3 mo. MA
Total 3.1
Construction 4.2
Manufacturing 4.6
Trade 3.0
Trans/Utilities 1.3
Information -3.8
Financial Activities 3.5
Prof & Business Svcs 6.0
Edu & Health Svcs 1.3
Leisure & Hospitality 6.0
Other Services 0.2
Government 1.8
-6 -4 -2 0 2 4 6 8

COMPARATIVE EMPLOYMENT

Sector	% of Total Employment SAC	CA	US
Construction	8.3%	6.1%	5.5%
Manufacturing	5.6%	10.2%	10.7%
Durable	*72.0%*	*64.0%*	*62.9%*
Nondurable	*28.0%*	*36.0%*	*37.1%*
Transportation/Utilities	2.7%	3.3%	3.7%
Wholesale Trade	3.0%	4.6%	4.3%
Retail Trade	11.2%	11.2%	11.4%
Information	2.3%	3.2%	2.3%
Financial Activities	7.2%	6.3%	6.1%
Prof. and Bus. Services	11.7%	14.5%	12.6%
Educ. and Health Services	9.9%	10.7%	13.0%
Leisure and Hosp. Services	9.3%	10.0%	9.6%
Other Services	3.3%	3.5%	4.0%
Government	25.5%	16.3%	16.3%

*Data as of 3/31/06

American River Bankshares

Growth Opportunities in Flourishing Markets

Sonoma County Economy

Unemployment Rate*
4.2%

Population*
479,929



CURRENT EMPLOYMENT TRENDS
November 2005 Employment Growth
% change year ago, 3 mo. MA
Total
Construction
Manufacturing
Trade
Trans/Utilities
Information
Financial Activities
Prof & Business Svcs
Edu & Health Svcs
Leisure & Hospitality
Other Services
Government
0.0
3.7
-4.7
0.0
0.0
-2.4
-1.6
0.1
0.1
0.8
3.1
1.9
-6 -5 -4 -3 -2 -1 0 1 2 3 4 5

EMPLOYMENT BY SECTOR	
March 2006 Employment	
Other Services	3%
Information	2%
Mining	0%
Farming	2%
Financial	5%
Professional	11%
Construction	7%
Manufacturing	12%
Leisure & Hospitality	11%
Education & Health	12%
Trade, Transportation	18%
Government	16%

* Data as of 3/31/06

Growth Opportunities in Flourishing Markets

Amador County Economy

Unemployment Rate*
4.7%

Population*
37,574

EMPLOYMENT BY SECTOR	
March 2006 Employment	
Other Services	1%
Information	2%
Mining	1%
Farming	2%
Financial	3%
Professional	4%
Construction	4%
Manufacturing	6%
Leisure & Hospitality	8%
Education & Health	10%
Trade, Transportation	17%
Government	42%

*Data as of 3/31/06

Growth Opportunities in Flourishing Markets

Bank of Amador Merger Results – *One Year Together*

- 22 years of excellence
- 18% deposit market share
- High asset quality
- Residential construction specialty
- Potential for small business relationships

Why is AMRB an Attractive Investment?

- Growth opportunities in flourishing markets
- **Superior asset quality**
- Excellent core deposit base
- Strong performance over time

Superior Asset Quality

Loan Breakdown



Multi-Family Real Estate 1%
Real Estate Construction 27%
Real Estate Mortgage 2%
Lease Financing 2%
Agricultural 2%
Consumer 3%
Commercial 22%
Commercial Real Estate 41%

As of March 31, 2006

Superior Asset Quality

Average Loan Size

Single Family Construction
$418,000

Tract & Infill Construction (per unit)
$297,000

Commercial Mortgages – Owner Occupied
$362,000

Commercial Mortgages – Investor
$676,000

As of December 31, 2005

Superior Asset Quality

Solid Credit Quality



Allowance for loan and lease losses
Nonperforming loans and leases
2001
2002
2003
2004
2005
1Q06
1.32%
1.38%
1.48%
1.54%
1.53%
1.52%
0.43%
0.09%
0.07%
0.07%
0.02%
0.04%

	2001	2002	2003	2004	2005	1Q06
Net charge-offs to avg. loans and leases	0.31 %	0.03%	0.08%	0.08%	0.04%	0.00%

American River Bankshares

Why is AMRB an Attractive Investment?

- Growth opportunities in flourishing markets
- Superior asset quality
- **Excellent core deposit base**
- Strong performance over time

American River Bankshares

Excellent Core Deposit Base

Core Deposit Mix



Money Market/
Interest Checking
35%
Savings
7%
Time
25%
Noninterest
Bearing
33%

Excellent Core Deposit Base

Average non-interest checking account
$20,100

Average money market account
$94,400

Excellent Core Deposit Base

Top Industries

- **Non-Profits**
  - Faith-Based Organizations
  - Trade Associations
  - Cause-Based
- **Professionals**
  - Doctors
  - Lawyers
  - Dentists
- **High Net Worth Individuals**
- **Building Related**
  - Contractors
  - Home Builders
  - Material Suppliers
  - Professional Support
- **Trustees**
- **Manufacturing**

American River Bankshares

Why is AMRB an Attractive Investment?

- Growth opportunities in flourishing markets
- Superior asset quality
- Excellent core deposit base
- **Strong performance over time**

Strong Performance Over Time

Snapshot	2004	2005	% Change	1Q06
Assets	$ 586.7 mil.	$ 612.8 mil.	4%	$ 613.3 mil.
Net income	5.8 mil.	9.2 mil.	58%	2.2 mil.
Earnings per share (diluted)	1.18	1.60	36%	0.39
Net interest income	19.4 mil.	26.5 mil.	37%	6.8 mil.
Total deposits	475.4 mil.	500.7 mil.	5%	495.9 mil.
Net loans	352.5 mil	365.6 mil.	4%	372.7 mil.
Allowance for loan and lease losses	1.54%	1.53%	--	1.52%
Net interest margin (TE)	4.90%	4.98%	--	5.12%

Strong Performance Over Time

Earnings



10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
0
Net Income
Diluted EPS
$0.86
$0.95
$1.00
$1.18
$1.60
$4.0 mil
$4.5 mil
$4.7 mil
$5.8 mil
$9.2 mil
2001
2002
2003
2004
2005

American River Bankshares

Strong Performance Over Time

Income Statement*


6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Net interest income
Noninterest expense
Net income
Noninterest income
2001
2002
2003
2004
2005
1Q06

*Expressed as a percentage of Average Assets

American River Bankshares

Strong Performance Over Time

Leadership

American River Bankshares

David Taber, President and CEO
23 years in the banking industry

Mitchell Derenzo, Chief Financial Officer
20 years in the banking industry

Doug Tow, Chief Credit Officer
29 years in the banking industry

Kevin Bender, Chief Information Officer
22 years in the banking industry

Community Bank

Greg Patton, President of ARB
23 years in the banking industry

Ray Byrne, President of NCB
18 years in the banking industry

Larry Standing, President of BNKA
45 years in the banking industry

Strong Performance Over Time

Shareholder Value

- 89 consecutive profitable quarters
- Semi-annual cash dividend from 1992-2003
- Quarterly cash dividend since 1Q 2004
- 4 consecutive dividend increases in 2005
- Five-year compound annualized growth rate EPS of 15.5%

American River Bankshares

Strong Performance Over Time

National Recognition

Russell

American River Bankshares was included as a member in the June launch of the new Russell Microcap Index by the Russell Investment Group. The new index was created to track the performance of a universe of 2,000 small-cap companies and offers investors a genuine marketplace of microcap stocks in which to identify opportunities.

USBanker

U.S. Banker Magazine (July 2005) ranked AMRB as number thirty-five on their "Top 200 Publicly Traded Community Banks" list. The magazine's annual performance ranking includes banks and thrifts with assets under $1 billion and lists each company by three-year average rate of return on equity.

America's Community Bankers Shaping Our Future

A member of America's Community Bankers NASDAQ Index

Why is AMRB an Attractive Investment?

- Growth opportunities in flourishing markets
- Superior asset quality
- Excellent core deposit base
- Strong performance over time